UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 26, 2008

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 26, 2008, Hewlett-Packard Company, a Delaware corporation (“HP”), filed a Form 8-K to report that, pursuant to the terms of the Agreement and Plan of Merger, dated as of May 13, 2008, among HP, Hawk Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of HP (“MergerCo”), and Electronic Data Systems Corporation, a Delaware corporation (“EDS”), as amended by Amendment No. 1 thereto, dated as of July 25, 2008, MergerCo was merged with and into EDS (the “Merger”) with EDS continuing as the surviving corporation and becoming a wholly owned subsidiary of HP.  The Merger closed and became effective on August 26, 2008.  This Form 8-K/A is being filed to provide the financial statements described under Item 9.01 below.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements of EDS as of June 30, 2008 and for the three-month and six-month periods ended June 30, 2008 and 2007 previously filed by EDS on Form 10-Q with the SEC on August 1, 2008 are filed as Exhibit 99.1 hereto and incorporated herein by this reference. The audited consolidated financial statements of EDS as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 previously filed by EDS on Form 10-K with the SEC on February 27, 2008 are filed as Exhibit 99.2 hereto and incorporated herein by this reference.

(b)           Pro Forma Financial Information.

The required pro forma financial information with respect to the Merger is filed as Exhibit 99.3 hereto and incorporated herein by this reference.

(d)           Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Unaudited condensed consolidated financial statements of EDS as of June 30, 2008 and for the three-month and six-month periods ended June 30, 2008 and 2007
99.2	Audited consolidated financial statements of EDS as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007
99.3	Unaudited pro forma condensed combined consolidated financial statements

Forward-looking statements

This Current Report on Form 8-K/A together with the exhibits attached hereto contain forward-looking statements that involve risks, uncertainties and assumptions.  If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements about the expected benefits and costs of the EDS acquisition; statements about HP’s plans relating to the acquisition; statements about the future financial and accounting impact of the acquisition; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that the expected costs and benefits of the acquisition may not materialize as expected; the risk that preliminary financial reporting estimates and assumptions may prove to be incorrect; and other risks that are described in HP’s Securities and Exchange Commission reports, including but not limited to the risks described in HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2008 and HP’s other filings with the Securities and Exchange Commission, including but not limited to HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2007.  HP assumes no obligation and does not intend to update these forward-looking statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: November 12, 2008	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Unaudited condensed consolidated financial statements of EDS as of June 30, 2008 and for the three-month and six-month periods ended June 30, 2008 and 2007
99.2	Audited consolidated financial statements of EDS as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007
99.3	Unaudited pro forma condensed combined consolidated financial statements